June 15, 2007

Supplement to the

Quant Funds Ordinary and Institutional Shares Prospectus

Dated November 1, 2006

The Trustees of the Quantitative Group of Funds have approved the elimination of redemption fees on Institutional Shares. Accordingly, the following information supplements the corresponding section(s) of the prospectus.

Redemption Fee on Institutional Shares

Effective July 29, 2007, the Quant Funds will eliminate the 2% redemption fee imposed on redemptions of Institutional Shares made less than 61 days from the date of purchase. The section “Redemption Fee on Institutional Shares” is therefore deleted in its entirety. Any other reference to redemption fees on Institutional Shares in the prospectus will no longer be effective.

June 15, 2007

Supplement to the

Quant Funds Class A, Ordinary and Institutional Shares

Statement of Additional Information

Dated November 1, 2006

The Trustees of the Quantitative Group of Funds have approved the elimination of redemption fees on Institutional Shares. Accordingly, the following information supplements the corresponding section(s) of the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, as supplemented, free of charge, by calling 1-800-326-2151 or via the Internet at www.quantfunds.com.

How to Redeem

Effective July 29, 2007, the Quant Funds will eliminate the 2% redemption fee imposed on redemptions of Institutional Shares made less than 61 days from the date of purchase. The paragraph beginning “Redemption Fee. (Institutional Shares only)” is therefore deleted in its entirety. Any other reference to redemption fees on Institutional Shares in the Statement of Additional Information will no longer be effective.